UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported) June 22, 2026

Strawberry Fields REIT, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-41628	84-2336054
(State or other jurisdiction of incorporation)	(Commission file number)	(IRS employer identification no.)

6101 Nimtz Parkway
South Bend, Indiana		46628
(Address of principal executive offices)		(Zip Code)

(574) 807-0800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities Registered pursuant to Section 12(b) of the Act:

Title of each class registered	Trading Symbol(s)	Name of exchange on which registered
Common Stock, $0.0001 par value	STRW	NYSE American

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1933 (§240.12b-2 of this chapter)

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement.

On June 18, 2026, Strawberry Fields REIT, Inc. (the “Company”) closed on its previously announced Corporate Credit Facility (“CCF”) with availability up to $300 million.

Strawberry Fields Realty LP (“SFRLP”), entered into (i) a Term Loan and Security Agreement and related Term Loan Note (together, the “Term Loan”) and (ii) a Revolving Loan and Security Agreement and related Revolving Loan Note with Popular Bank, as administrative agent and lender. Strawberry Fields REIT, Inc., SFRLP’s General Partner, guaranteed the obligations under the Term Loan and the Revolving Loan.

Pursuant to the Term Loan, SFRLP borrowed $100,000,000. The Term Loan bears interest at a rate per annum equal to the greater of (i) 1-month CME Term SOFR Rate plus 275 basis points or (ii) 5.50%. The Term Loan matures on June 18, 2029, subject to two one-year extension options. The Term Loan is secured by a continuing security interest in a portion of the assets of SFRLP. The Term Loan is guaranteed by the Company and certain real estate subsidiaries of the Company.

Pursuant to the Revolving Loan, SFRLP established a $200,000,000 revolving credit facility. The Revolving Loan bears interest at a rate per annum equal to the greater of (i) 1-month CME Term SOFR Rate plus 275 basis points or (ii) 5.50%. The Revolving Loan matures on June 18, 2029, subject to two one-year extension options. The Revolving Loan is secured by a continuing security interest in a portion of the assets of SFRLP. The Revolving Loan is guaranteed by the Company and certain real estate subsidiaries of the Company.

The proceeds of the CCF will be used to refinance existing secured bank debt, support acquisition growth, working capital and general corporate purposes.

The exhibits listed below are not being filed herewith. The Registrant will file the exhibits required by this Item by an amendment to this Current Report on Form 8-K by close of business on Thursday June 25th and to the extent required.

Item 9.01 Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Name	Filed Herewith
10.1	Term Loan and Security Agreement	*

10.2	Term Loan Note	*

10.3	Revolving Loan and Security Agreement	*

10.4	Revolving Loan Note	*

104	Cover Page Interactive Data File (embedded within the Inline XBRL document)	*

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STRAWBERRY FIELDS REIT, INC.

Date:	June 22, 2026

By:	/s/ Moishe Gubin
Moishe Gubin
Chief Executive Officer and Chairman